                           SFX CONTRIBUTION AGREEMENT


                      THIS SFX CONTRIBUTION AGREEMENT is made and entered into as of the 17th day of December, 1996, by and among LIBERTY ACQUISITION SUBSIDIARY CORPORATION, a Delaware corporation ("Liberty 1"), LIBERTY BROADCASTING OF MARYLAND II INCORPORATED, a Maryland corporation ("Liberty 2" and, together with Liberty 1, the "Liberty Entities"), SFX BROADCASTING, INC., a Delaware corporation ("SFX") and ABS COMMUNICATIONS, L.L.C., a Virginia limited liability company (the "Company").

                              W I T N E S S E T H:

                      WHEREAS, radio station WMXB-FM in Richmond, Virginia (the "Station") is operated pursuant to a license issued to Liberty 1 by the Federal Communications Commission (together with any successor agency or body, the "FCC"); and

                      WHEREAS, all of the assets (other than the FCC Licenses) used in connection with the operation of the Station are owned by Liberty 2; and

                      WHEREAS, simultaneously with the execution of this Agreement, SFX has entered into the Master Agreement (as defined) pursuant to which SFX has agreed to contribute to the Company the Contributed Assets;

                      WHEREAS, on the Closing Date the Liberty Entities, which are controlled by SFX, shall assign all of the Contributed Assets to SFX and SFX shall contribute the Contributed Assets to the Company in accordance with this Agreement; and

                      NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements, and upon the terms and subject to the conditions contained herein, and intending to be fully bound hereby, the parties hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                      SECTION 1.1 Definitions. When used in this Agreement, the following words or phrases shall have the following meanings:

                      "Agreement" shall mean this SFX Contribution
Agreement, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                      "Amended Operating Agreement" shall mean that certain amended and restated operating agreement governing the Company, dated as of the date hereof.

                      "Closing" shall have the meaning assigned to such term in Section 3.1 of this Agreement.

                      "Closing Date" shall mean the date on which the Closing shall be deemed to occur and shall be the date of this Agreement.

                      "Communications Act" shall mean the Communications
Act of 1934, as amended, including as amended by the Telecommunications Act of 1996, and the rules, regulations and policies promulgated thereunder.

                      "Company" shall have the meaning assigned to such term in the first paragraph of this Agreement.

                      "Contracts" shall mean all contracts, agreements, or binding commitments or arrangements, written or oral, by which any of the Contributed Assets may be bound.

                      "Contributed Assets" shall mean the FCC Licenses and the Station Assets.

                      "Convertible Note Agreement" shall mean that certain Convertible Note Agreement, dated as of even date herewith between the Company and SFX.

                      "Disclosure Schedule" shall mean the separate Disclosure Schedule attached to this Agreement regarding certain representations and warranties made by the Liberty Entities or SFX as further described in Article V or Article VI of this Agreement.

                      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                      "FCC" shall have the meaning assigned to such term in the recitals to this Agreement.

                      "FCC Licenses" shall mean the main transmitter licenses for the Station together with each of the other consents, rights, licenses, permits and authorizations issued or granted by the FCC for the operation of or used in connection with the ownership or operation of the Station, together with any renewals or extensions thereof.

                      "Governmental Authority" shall mean a federal, state or local court, legislature, governmental agency, commission or regulatory or administrative authority or instrumentality.

                      "Law" shall mean applicable common law and any statute, ordinance, code or other law, rule, permit, permit condition, regulation, order, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority or court.

                      "Lien" shall mean any security agreement or financing statement filed with an appropriate Governmental Authority, conditional sale or other title retention agreement, any lease, consignment or bailment given for security purposes, any lien, mortgage, pledge, option, encumbrance, adverse interest, constructive trust or other trust, claim, attachment, exception to or defect in title or other ownership interest (including, without limitation, reservations, rights of entry, possibilities of reverter, encroachments, easements, rights of way, restrictive covenants, leases and licenses) of any kind, which (i) creates or confers an interest in property to secure payment or performance of a liability, obligation or claim, or which retains or reserves such an interest for such purpose; (ii) grants to any Person the right to purchase or otherwise acquire, or obligates any Person to sell or otherwise dispose of, or otherwise results or may result in any Person acquiring, any property or interest therein; (iii) restricts the transfer of, or the exercise of any rights or the enjoyment of any benefits arising by reason of ownership of, any property; or (iv) otherwise constitutes an interest in or claim against property whether or not arising pursuant to any Law, FCC License or Contract.

                      "Master Agreement" shall mean that certain Master Richmond Station Group Agreement, dated as of even date herewith by and among the Company, SFX and the other signatories party thereto.

                      "Permitted Liens" shall mean any Liens that do not interfere materially with the ability to use, for the purpose currently being used, the properties or assets subject thereto or affected thereby to the extent granted by the Liberty Entities or SFX.

                      "Person" shall mean an individual, corporation, partnership, limited liability company, association, joint stock company, Governmental Authority, business trust, unincorporated organization or other legal entity.

                      "Purchase and Sale Agreement" shall mean that certain Purchase and Sale Agreement, dated as of even date herewith by and among the Company, EBF, Inc., EBF Partners and the other parties thereto.

                      "RCRA" shall mean the Resource Conservation and Recovery Act, as amended.

                      "Real Estate Contracts" shall have the meaning assigned to such term in Section 5.9 of this Agreement.

                      "SFX" shall mean SFX Broadcasting, Inc., a Delaware corporation.

                      "Station" shall have the meaning assigned to such term in the recitals to this Agreement.

                      "Station Assets" shall mean, with the exception of the FCC Licenses, all assets, properties, rights, titles and privileges of every kind, character and description, whether tangible, intangible, real, personal or mixed, of whatever description and wherever located, used exclusively in connection with the operation of the Station including, without limitation, all additions, accessions, and substitutions made before the Closing as permitted pursuant to the terms of this Agreement.


                                   ARTICLE II

                                  CONTRIBUTION

                      SECTION 2.1  Assignment and Contribution.  (a)
Subject to FCC consent as provided in Section 3.1 hereof, immediately prior to the Closing hereunder, the Liberty Entities and SFX shall enter into an assignment and assumption agreement pursuant to which each of the Liberty Entities shall assign to SFX and SFX shall accept and assume all of each Liberty Entities' respective right, title, interest and obligations in and to the Contributed Assets owned by it, free and clear of any and all Liens other than Permitted Liens.

                      (b) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, SFX shall contribute to the Company, and the Company shall accept from SFX the Contributed Assets, free and clear of any and all Liens other than Permitted Liens. In consideration for the Contributed Assets and together with the conversion of the loans as contemplated under the Convertible Note Agreement and SFX's other obligations under the Amended Operating Agreement, SFX's Percentage Interest (as defined in the Amended Operating Agreement) in the Company shall equal 96%.

                      SECTION 2.2 Payment of Taxes and Other Charges.
SFX shall pay, at the Closing or, if due thereafter, promptly when due, any and all taxes (collectively, "Transfer Taxes") payable in connection with the transfer of the Contributed Assets to the Company. Subject to the Company's right of reasonable review and comment prior to filing, SFX shall prepare and file any tax returns with respect to such Transfer Taxes.


                                  ARTICLE III

                                    CLOSING

                      SECTION 3.1 The Closing. The consummation of the transactions contemplated herein (the "Closing") shall take place at the offices of Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, commencing at 9:00 a.m. local time concurrently with the closing of the transactions contemplated under the Purchase and Sale Agreement.

                      Notwithstanding anything in this Agreement to the contrary, the Closing shall not be consummated without prior FCC consent (the "FCC Consents") with respect thereto having been obtained. It shall be a condition precedent to the parties' obligation to consummate the Closing that such consent shall have become a Final Order (defined below) without materially adverse conditions. For purposes of this Agreement, a Final Order shall mean an FCC consent or grant as to which the time within which any party in interest other than the FCC may seek administrative or judicial reconsideration or review of such consent or grant has expired and no petition for such reconsideration or review has been timely filed with the FCC or with a court of competent jurisdiction, and the normal time within which the FCC may review such consent or grant on its own motion has expired and the FCC has not undertaken such review. The parties shall, within ten (10) business days following the date of this Agreement, file an appropriate application with the FCC seeking its consent to the transactions contemplated hereunder and shall use their best efforts to obtain such consent and a Final Order thereof promptly. If the Closing would fall after the period permitted by such consent, the parties shall file appropriate requests with the FCC for an extension of time within which to complete the Closing.


                                   ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                     The Company hereby makes the following
representations and warranties to the Liberty Entities and SFX, each of which is true and correct on the date hereof, shall be unaffected by any notice to SFX other than in the Disclosure Schedule and shall survive the Closing to the extent provided in the Master Agreement. Such representations and warranties are subject to, and qualified by, any fact or facts disclosed in the appropriate section of the Disclosure Schedule.

                      SECTION 4.1  Organization and Standing.  The Company
is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia, and, as of the date hereof, the Company is duly qualified to do business and is in good standing in the Commonwealth of Virginia.

                      SECTION 4.2 Authorization and Binding Obligation.
Subject to obtaining FCC consent as set forth in Section 3.1 hereof, the Company has all necessary power and authority to enter into and perform this Agreement and the transactions contemplated hereby, and the Company's execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all necessary action on its part. This Agreement has been duly executed and delivered by the Company and this Agreement constitutes, and the other agreements to be executed in connection herewith will constitute, the valid and binding obligation of the Company, enforceable in accordance with their terms, except as limited by laws affecting creditors' rights or equitable principles generally.

                      SECTION 4.3 Litigation. There is no litigation, administrative, arbitration or other proceeding, or petition, complaint or investigation before any court or governmental body, pending against the Company that would adversely affect the Company's ability to perform its obligations pursuant to this Agreement or the agreements to be executed in connection herewith.

                                   ARTICLE V

             REPRESENTATIONS AND WARRANTIES OF THE LIBERTY ENTITIES

                      The Liberty Entities hereby jointly (other than with respect to Sections 5.1, 5.2, 5.3 and 5.5 which are made severally and not jointly) make the following representations and warranties to the Company, each of which is true and correct on the date hereof. Such representations and warranties are subject to, and qualified by, any fact or facts disclosed in the appropriate section of the Disclosure Schedule.

                      SECTION 5.1  Organization and Standing.  (a) Liberty
1 is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and (b) Liberty 2 is a corporation duly organized, validly existing and in good standing under the laws of Maryland and as of the date hereof, Liberty 2 is duly qualified to do business and is in good standing in the Commonwealth of Virginia.

                      SECTION 5.2 Authorization and Binding Obligation.
Subject to obtaining FCC consent as set forth in Section 3.1 hereof, each of the Liberty Entities has all necessary power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby and the execution, delivery and performance of this Agreement by each of the Liberty Entities, and the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of each of them. This Agreement has been duly executed and delivered by each of the Liberty Entities and this Agreement and the agreements to be executed in connection herewith will constitute the valid and binding obligation of the Liberty Entities enforceable in accordance with their terms, except as limited by laws affecting the enforcement of creditor's rights or equitable principles generally.

                      SECTION 5.3 Absence of Conflicting Agreements or Required Consents. Except as set forth in Section 5.3 of the Disclosure Schedule and except as set forth in Section 3.1 hereof, the execution, delivery and performance of this Agreement by the Liberty Entities: (i) does not require the consent of any third party; (ii) will not violate any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority to which either of the Liberty Entities is a party or by which either of them or the Contributed Assets is or are bound; (iii) will not, either alone or with the giving of notice or the passage of time, or both, conflict with, constitute grounds for termination of or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, agreement, instrument, license or permit to which either of the Liberty Entities or the Contributed Assets is or are now subject; and (iv) will not result in the creation of any Lien, charge or encumbrance on any of the Contributed Assets.

                      SECTION 5.4 Litigation. There is no litigation, administrative, arbitration or other proceeding, or petition, complaint or investigation before any court or governmental body, pending against either of the Liberty Entities that would adversely affect the ability of either of them to perform its obligations pursuant to this Agreement or the agreements to be executed in connection herewith.

                      SECTION 5.5  Title to Contributed Assets.  Except as
set forth in Section 5.5 of the Disclosure Schedule, (a) Liberty 1 has good, valid and marketable title to, or other legal right to use, all the FCC Licenses, and (b) Liberty 2 has good, valid and marketable title to, or other legal right to use all the Station Assets, in both cases free and clear of any Lien other than Permitted Liens.

                      SECTION 5.6   Government Authorizations.
                      (a) Section 5.6 of the Disclosure Schedule contains a true and complete list of the FCC Licenses and other material licenses, permits or other authorizations from governmental and regulatory authorities which are necessary for the lawful conduct of the business and operations of the Station in the manner and to the full extent they are presently conducted. Liberty 1 is the authorized legal holder of the FCC Licenses and other licenses, permits and authorizations listed in said Section 5.6, none of which is subject to any restrictions or condition which would limit in any respect the full operation of the Station as now operated.

                      (b) Except as set forth in said Section 5.6 of the Disclosure Schedule, there are no applications, complaints or proceedings pending (and as of the Closing, material applications, complaints or proceedings) or, to the best knowledge of either of the Liberty Entities, threatened as of the date hereof by or before the FCC relating to the business or operations of the Station other than applications, complaints or proceedings which generally affect the broadcasting industry. The FCC Licenses listed in said Section 5.6 are in good standing, are in full force and effect and are unimpaired, and as of the Closing are unimpaired in any material respects, by any act or omission of Liberty 1 or any of its respective officers, directors or employees; and the operation of the Station is in accordance with the FCC Licenses. No proceedings are pending or, to the knowledge of either of the Liberty Entities, are threatened with respect to the FCC Licenses which may result in the revocation, adverse modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications for the Station, the issuance of any cease and desist order against the Station, the imposition of any administrative sanctions by the FCC with respect to the FCC Licenses which as of the date of this Agreement may have an adverse effect on or which as of the Closing may have a material adverse effect on the Company's ability to continue to operate the Station as it is currently operated. Liberty 1 knows of no fact that would reasonably preclude the FCC Licenses that are renewable in the ordinary course from being renewed in the ordinary course. All material reports, forms and statements required to be filed by Liberty 1 with the FCC with respect to the Station since the grant of the last renewal of the FCC Licenses have been filed and are substantially complete and accurate. Liberty 1 knows of no facts which, under the Communications Act, or the existing rules and regulations of the FCC, would disqualify Liberty 1 as an assignor of the FCC Licenses.

                      SECTION 5.7 Compliance with FCC Regulations. The operation of the Station is and all of the Contributed Assets are in compliance in all material respects with (i) all applicable engineering standards required to be met under applicable FCC rules and (ii) all other applicable rules, regulations, requirements and policies of the FCC, including, but not limited to, ANSI Radiation Standards C95.1 - 1982 to the extent required to be met under applicable FCC rules and regulations; and there are no existing claims known to the Liberty Entities to the contrary.

                      SECTION 5.8  Taxes.  Except as set forth in Section
5.8 of the Disclosure Schedule, the Liberty Entities have filed with respect to the Station all applicable federal, state, local and foreign income, franchise, sales, use, property, excise, payroll and other tax returns required by law and has paid in full all taxes, estimated taxes, interest, assessments, and penalties due and payable. All returns and forms which have been filed have been true and correct in all material respects and no tax or other payment in a material amount other than as shown on such returns and forms are required to be paid and have been paid by either of the Liberty Entities. There are no present disputes as to taxes of any nature payable by either of the Liberty Entities relating to the Station which in any event could materially adversely affect any of the Contributed Assets or the operation of the Station.

                      SECTION 5.9 Real Property.

                      (a) Section 5.9 to the Disclosure Schedule contains a complete and accurate list of all real property constituting the Contributed Assets and used by the Station and all Contracts relating exclusively to the tower, transmitter, studio site and offices of the Station (collectively the "Real Estate Contracts") and a summary of the applicable leases.

                      (b) The Real Estate Contracts listed in Section 5.9 constitute valid and binding obligations of the respective Liberty Entity (as set forth therein) and, to the best knowledge of the Liberty Entities, of all other persons purported to be parties thereto and are in full force and effect as of the date hereof and will on the Closing Date constitute valid and binding obligations of SFX and, to the best knowledge of each of the Liberty Entities, of all other persons purported to be parties thereto and shall be in full force and effect. Neither of the Liberty Entities is in default under any of such Real Estate Contracts nor has either of them received or given written notice of any default thereunder from or to any of the other parties thereto.

                      SECTION 5.10  Contracts.  Section 5.10 of the
Disclosure Schedule lists all Contracts as of the date of this Agreement, except (A) Contracts entered into in the ordinary course of business (i) of less than three (3) months duration and which impose monetary obligations of less than Five Thousand Dollars ($5,000) each or Fifty Thousand Dollars ($50,000) in the aggregate, (ii) for the sale or sponsorship of broadcast time on the Station for cash, for which no prepayment has been received and with not more than twelve (12) months remaining in their terms, or (iii) Contracts which are currently scheduled to expire before the Closing Date and (B) time sales agreements which (i) are on the Liberty Entities' standard form, (ii) are terminable by the Liberty Entities within thirteen (13) weeks or less notice without penalty, and (iii) provide for annual payments of fifty thousands dollars ($50,000) or less.


                      SECTION 5.11  Status of Contracts.  Except as noted
in Section 5.11 of the Disclosure Schedule, each of the Liberty Entities has delivered to the Company true and complete copies of all Contracts, including any and all amendments and other modifications to such Contracts. All Contracts are valid, binding and enforceable by the Liberty Entity party thereto in accordance with their respective terms, except as limited by laws affecting creditors' rights or equitable principles generally. Each of the Liberty Entities has complied in all material respects with all Contracts to which it is a party and is not in default beyond any applicable grace periods under any of the Contracts, and no other contracting party is in default under any of the Contracts.

                      SECTION 5.12 Environmental Matters. Neither of the Liberty Entities has unlawfully disposed of any hazardous waste or hazardous substance including Polychlorinated Byphenyls ("PCBs") in a manner which has caused, or could cause, the Company to incur any liability under applicable law in connection therewith; and the Liberty Entities warrant that the technical equipment included in the Contributed Assets do not contain any PCBs which are required by law to be removed and if any equipment does contain PCBs, that such equipment is stored and maintained in compliance with applicable law. Each of the Liberty Entities has complied in all material respects with all federal, state and local environmental laws, rules and regulations applicable to the Station and its operations, including but not limited to the FCC's guidelines regarding RF radiation. To the best of the Liberty Entities' knowledge, no hazardous waste has been disposed of by any other person, on the real estate occupied by the Station or its transmitters. As used herein, the term "hazardous waste" shall mean as defined in the RCRA and in the equivalent state statute under the law of the state in which such real estate is located.

                      SECTION 5.13  Copyrights, Trademarks and Similar
Rights.
                      (a) Except for the FCC Licenses, Section 5.13 of the Disclosure Schedule is a true and complete list of all copyrights, trademarks, trade names, licenses, patents, permits, jingles and other similar intangible property rights and interests applied for, issued to or owned by either of the Liberty Entities or under which it is a licensee or franchisee and used exclusively in the conduct of the business and operations of the Station.

                      (b) All of such rights and interests are issued to or owned by the Liberty Entity indicated on the Disclosure Schedule or if licensed or franchised to either of the Liberty Entities to the best of such Liberty Entity's knowledge, are valid and in good standing and uncontested. The Liberty Entities have delivered or made available to the Company copies of all documents establishing such rights, licenses or other authority. Neither of the Liberty Entities has received written notice nor has any knowledge of any infringements or unlawful use of such property. The properties listed in Section 5.13 of the Disclosure Schedule include all such properties necessary to conduct in all respects the business and operations of the Station as now conducted.

                      SECTION 5.14 Personnel Information.

                      (a)  Section 5.14 of the Disclosure Schedule
contains a true and complete list of all persons employed exclusively by the Station in connection with the operation of the Station, including a description of material compensation arrangements (other than employee benefit plans set forth in Section 5.14 of the Disclosure Schedule) and a list of other terms of any and all agreements affecting such persons. Neither of the Liberty Entities has received notification that any of the current key employees listed in Section 5.14 of the Disclosure Schedule presently plan to terminate their employment, whether by reason of the transactions contemplated hereby or otherwise and the applicable Liberty Entity shall immediately notify the Company upon receipt of any such notice.

                      (b) The Station is not subject to any Contract with any labor organization, and the Station has not agreed to recognize any union or other collective bargaining unit, nor has any union or other collective bargaining unit been certified as representing any of their employees.

                      (c) Except as disclosed in Section 5.14 of the Disclosure Schedule, each of the Liberty Entities has, with respect to the Station, complied in all material respects with all laws relating to the employment of labor, including, without limitation, ERISA and those laws relating to wages, hours, collective bargaining, unemployment insurance, workers' compensation, equal employment opportunity and payment and withholding of taxes.

                      SECTION 5.15  Litigation.  Except as set forth in
Section 5.15 of the Disclosure Schedule, the Station is not subject to any judgment, award, order, writ, injunction, arbitration decision or decree materially adversely affecting the conduct of the business of the Station or the Contributed Assets, and to the best knowledge of each of the Liberty Entities, there is no litigation or proceeding threatened against either of them or the Station in any federal, state or local court, or before any administrative agency or arbitrator

(including, without limitation, any proceeding which seeks the forfeiture of, or opposes the renewal of, the FCC Licenses), or before any other tribunal duly authorized to resolve disputes, which would reasonably be expected to have any material adverse effect upon the business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement. In particular, but without limiting the generality of the foregoing, except as set forth in Section 5.6 of the Disclosure Schedule, there are no applications, complaints or proceedings pending or to the best knowledge of each of the Liberty Entities threatened before the FCC or any other governmental organization with respect to the business or operations of the Station other than applications, complaints or proceedings which affect the broadcasting industry generally.

                      SECTION 5.16  Compliance With Laws.  Except as set
forth in Section 5.16 of the Disclosure Schedule, neither of the Liberty Entities has received any notice asserting any non-compliance by it in connection with the business or operation of the Station with any applicable statute, rule or regulation, federal, state or local. Neither of the Liberty Entities nor the Station is in default with respect to any judgment, order, injunction or decree of any court, administrative agency or other Governmental Authority or any other tribunal duly authorized to resolve disputes in any respect material to the transactions contemplated hereby. Each of the Liberty Entities and the Station are in compliance in all material respects with all laws, regulations and governmental orders applicable to the conduct of the business and operations of the Station, the failure to comply with which would have a material adverse effect on the business, operations or financial condition of the Station, and the present use of the Contributed Assets do not violate any of such laws, regulations or orders (other than immaterial violations).

                      SECTION 5.17  Employee Benefit Plans.  Section 5.17
of the Disclosure Schedule contains a true and complete list as of the date of this Agreement of all employee benefit plans applicable to the employees at the Station. The Station does not maintain any other employee benefit plan as the term is defined in Section 3 of the Employee Retirement Income Security Act of 1984, as amended, applicable to the employees of the Station.

                      SECTION 5.18 Accuracy of Information. No written statements made by either of the Liberty Entities herein and no information provided by either of the Liberty Entities herein or in the documents, instruments or other written communications made or delivered directly by either of the Liberty Entities to the Company covering the contribution of the Contributed Assets contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading, and there is no fact known to either of the Liberty Entities which relates to any information contained in any such written document, instrument or communications which the applicable Liberty Entity has not disclosed to the Company in writing which materially affects adversely the Station or the Contributed Assets.


                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF SFX

                      SFX hereby makes the following representations and warranties to the Company, each of which shall be true and correct on the Closing Date, and SFX makes the representations and warranties set forth in Sections 6.1, 6.2, 6.3 and 6.4, each of which is true and correct on the Closing Date and on the date hereof). Such representations and warranties are subject to, and qualified by, any fact or facts disclosed in the appropriate section of the Disclosure Schedule.

                      SECTION 6.1 Organization and Standing. SFX is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

                      SECTION 6.2 Authorization and Binding Obligation. Subject to obtaining FCC consent as set forth in Section 3.1 hereof, SFX has all necessary power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby and SFX's execution, delivery and performance of this Agreement and the transactions contemplated hereby, have been duly and validly authorized by all necessary action on its part. This Agreement has been duly executed and delivered by SFX and this Agreement and the agreements to be executed in connection herewith will constitute the valid and binding obligation of SFX enforceable in accordance with their terms, except as limited by laws affecting the enforcement of creditor's rights or equitable principles generally.

                      SECTION 6.3 Absence of Conflicting Agreements or Required Consents. Except as set forth in Section 5.3 of the Disclosure Schedule and except as set forth in Section 3.1 hereof, the execution, delivery and performance of this Agreement by SFX: (i) does not require the consent of any third party; (ii) will not violate any applicable law, judgment, order, injunction, decree, rule, regulation or ruling of any governmental authority to which SFX is a party or by which it or the Contributed Assets are bound; (iii) will not, either alone or with the giving of notice or the passage of time, or both, conflict with, constitute grounds for termination of or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, agreement, instrument, license or permit to which SFX or the Contributed Assets are now subject; and (iv) will not result in the creation of any Lien, charge or encumbrance on any of the Contributed Assets.

                      SECTION 6.4 Litigation. There is no litigation, administrative, arbitration or other proceeding, or petition, complaint or investigation before any court or governmental body, pending against SFX that would adversely affect its ability to perform its obligations pursuant to this Agreement or the agreements to be executed in connection herewith.

                      SECTION 6.5 Title to Contributed Assets. On the Closing Date, except as set forth in Section 5.5 of the Disclosure Schedule, SFX will have (i) good, valid and marketable title to, or other legal right to use, all the Station Assets, free and clear of any Lien other than Permitted Liens, and (ii) the legal right to assign to the Company all the FCC Licenses, free and clear of any Lien other than Permitted Liens.

                      SECTION 6.6   Government Authorizations.
                      (a) Section 5.6 of the Disclosure Schedule contains a true and complete list of the FCC Licenses and other material licenses, permits or other authorizations from governmental and regulatory authorities which are necessary for the lawful conduct of the business and operations of the Station in the manner and to the full extent they are presently conducted. As of the Closing Date, SFX will be the authorized legal holder of the FCC Licenses and other licenses, permits and authorizations listed in said Section 5.6, none of which is subject to any restrictions or condition which would limit in any respect the full operation of the Station as now operated.

                      (b) Except as set forth in Section 5.6 of the Disclosure Schedule, there are no applications, complaints or proceedings pending or, to the best of SFX's knowledge, threatened as of the date hereof by or before the FCC relating to the business or operations of the Station other than applications, complaints or proceedings which generally affect the broadcasting industry. The FCC Licenses listed in said Section 5.6 are in good standing, are in full force and effect and are unimpaired by any act or omission of SFX or any of its respective officers, directors or employees; and the operation of the Station is in accordance with the FCC Licenses. No proceedings are pending or, to the knowledge of SFX, are threatened with respect to the FCC Licenses which may result in the revocation, adverse modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications for the Station, the issuance of any cease and desist order against the Station, the imposition of any administrative sanctions by the FCC with respect to the FCC Licenses or which may adversely affect the Company's ability to continue to operate the Station as it is currently operated. SFX has no reason to believe that the FCC Licenses that are normally renewable in the ordinary course will not be renewed in their ordinary course. All material reports, forms and statements required to be filed by SFX or any affiliate thereof with the FCC with respect to the Station since the grant of the last renewal of the FCC Licenses have been filed and are substantially complete and accurate. Subject to obtaining the required FCC consents as contemplated by Section 3.1 hereof and subject to the assignment of the Contributed Assets as contemplated in Section 2.1 hereof, there are no facts which, under the Communications Act, or the existing rules and regulations of the FCC, would disqualify SFX as an assignor of the Contributed Assets.

                      SECTION 6.7 Compliance with FCC Regulations. The operation of the Station and all of the Contributed Assets are in compliance in all material respects with (i) all applicable engineering standards required to be met under applicable FCC rules and (ii) all other applicable rules, regulations, requirements and policies of the FCC, including, but not limited to, ANSI Radiation Standards C95.1 - 1982 to the extent required to be met under applicable FCC rules and regulations; and there are no existing claims known to SFX to the contrary.

                      SECTION 6.8  Taxes.  Except as set forth in Section
5.8 of the Disclosure Schedule, SFX or an applicable affiliate thereof has filed with respect to the Station all applicable federal, state, local and foreign income, franchise, sales, use, property, excise, payroll and other tax returns required by law and has paid in full all taxes, estimated taxes, interest, assessments, and penalties due and payable. All returns and forms which have been filed have been true and correct in all material respects and no tax or other payment in a material amount other than as shown on such returns and forms are required to be paid and have been paid by SFX or its affiliates. There are no present disputes as to taxes of any nature payable by SFX relating to the Station which in any event could materially adversely affect any of the Contributed Assets or the operation of the Station.

                      SECTION 6.9 Real Property.

                      (a) Section 5.9 to the Disclosure Schedule contains a complete and accurate list of all real property constituting the Contributed Assets and used by the Station and all Contracts relating exclusively to the tower, transmitter, studio site and offices of the Station (collectively the "Real Estate Contracts") and a summary of the applicable leases.

                      (b) On the Closing Date, the Real Estate Contracts listed in Section 5.9 constitute valid and binding obligations of SFX and, to the best of SFX's knowledge, of all other persons purported to be parties thereto and constitute valid and binding obligations of SFX and, to the best of SFX's knowledge, of all other persons purported to be parties thereto and shall be in full force and effect. SFX is not in default under any of such Real Estate Contracts nor has it received or given written notice of any default thereunder from or to any of the other parties thereto.

                      SECTION 6.10  Contracts.  Section 5.10 of the
Disclosure Schedule lists all Contracts as of the date of this Agreement, except (A) Contracts entered into in the ordinary course of business (i) of less than three (3) months duration and which impose monetary obligations of less than Five Thousand Dollars ($5,000) each or Fifty Thousand Dollars ($50,000) in the aggregate, (ii) for the sale or sponsorship of broadcast time on the Station for cash, for which no prepayment has been received and with not more than twelve (12) months remaining in their terms, or (iii) Contracts which are currently scheduled to expire before the Closing Date and (B) time sales agreements which (i) are on SFX's (or any of its affiliates') standard form,
(ii) are terminable by SFX or any of its affiliates within thirteen (13) weeks or less notice without penalty, and (iii) provide for annual payments of fifty thousands dollars ($50,000) or less.

                      SECTION 6.11  Status of Contracts.  Except as noted
in Section 5.11 of the Disclosure Schedule, SFX (or an affiliate thereof) has delivered to the Company true and complete copies of all Contracts, including any and all amendments and other modifications to such Contracts. All Contracts are valid, binding and enforceable by SFX in accordance with their respective terms, except as limited by laws affecting creditors' rights or equitable principles generally. SFX and its affiliates have complied in all material respects with all Contracts and are not in default beyond any applicable grace periods under any of the Contracts, and no other contracting party is in default under any of the Contracts.

                      SECTION 6.12  Environmental Matters.  Neither SFX
nor any affiliate thereof has in connection with the operation of the Station unlawfully disposed of any hazardous waste or hazardous substance including Polychlorinated Byphenyls ("PCBs") in a manner which has caused, or could cause, the Company to incur any liability under applicable law in connection therewith; and SFX warrants that the technical equipment included in the Contributed Assets do not contain any PCBs which are required by law to be removed and if any equipment does contain PCBs, that such equipment is stored and maintained in compliance with applicable law. SFX has complied in all material respects with all federal, state and local environmental laws, rules and regulations applicable to the Station and its operations, including but not limited to the FCC's guidelines regarding RF radiation. No hazardous waste has been disposed of by SFX, and to the best of SFX's knowledge, no hazardous waste has been disposed of by any other person, on the real estate occupied by the Station or its transmitters. As used herein, the term "hazardous waste" shall mean as defined in the RCRA and in the equivalent state statute under the law of the state in which such real estate is located.

                      SECTION 6.13  Copyrights, Trademarks and Similar
Rights.

                      (a) Except for the FCC Licenses, Section 5.13 of the Disclosure Schedule is a true and complete list of all copyrights, trademarks, trade names, licenses, patents, permits, jingles and other similar intangible property rights and interests applied for, issued to or owned by SFX or under which such SFX is a licensee or franchisee and used exclusively in the conduct of the business and operations of the Station.

                      (b) All of such rights and interests are issued to or owned by SFX or if licensed or franchised to SFX to the best of SFX's knowledge, are valid and in good standing and uncontested. SFX has delivered or made available to the Company copies of all documents establishing such rights, licenses or other authority. SFX has received no written notice and has no knowledge of any infringements or unlawful use of such property. The properties listed in Section 5.13 of the Disclosure Schedule include all such properties necessary to conduct in all respects the business and operations of the Station as now conducted.

                      SECTION 6.14 Personnel Information.

                      (a)  Section 5.14 of the Disclosure Schedule
contains a true and complete list of all persons employed exclusively by the Station in connection with the operation of the Station, including a description of material compensation arrangements (other than employee benefit plans set forth in Section 5.14 of the Disclosure Schedule) and a list of other terms of any and all agreements affecting such persons. SFX has not received notification that any of the current key employees listed in Section 5.14 of the Disclosure Schedule presently plan to terminate their employment, whether by reason of the transactions contemplated hereby or otherwise and SFX shall immediately notify the Company upon receipt of any such notice.

                      (b) The Station is not subject to any Contract with any labor organization, and the Station has not agreed to recognize any union or other collective bargaining unit, nor has any union or other collective bargaining unit been certified as representing any of their employees.

                      (c) Except as disclosed in Section 5.14 of the Disclosure Schedule, SFX has, with respect to the Station, complied in all material respects with all laws relating to the employment of labor, including, without limitation, ERISA and those laws relating to wages, hours, collective bargaining, unemployment insurance, workers' compensation, equal employment opportunity and payment and withholding of taxes.

                      SECTION 6.15  Litigation.  Except as set forth in
Section 5.15 of the Disclosure Schedule, the Station is not subject to any judgment, award, order, writ, injunction, arbitration decision or decree materially adversely affecting the conduct of the business of the Station or the Contributed Assets, and to the best of SFX's knowledge, there is no litigation or proceeding threatened against SFX or the Station in any federal, state or local court, or before any administrative agency or arbitrator (including, without limitation, any proceeding which seeks the forfeiture of, or opposes the renewal of, the FCC Licenses), or before any other tribunal duly authorized to resolve disputes, which would reasonably be expected to have any material adverse effect upon the business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement. In particular, but without limiting the generality of the foregoing, except as set forth in Section 5.6 of the Disclosure Schedule, there are no applications, complaints or proceedings pending or to the best of SFX's knowledge threatened before the FCC or any other governmental organization with respect to the business or operations of the Station other than applications, complaints or proceedings which affect the broadcasting industry generally.

                      SECTION 6.16  Compliance With Laws.  Except as set
forth in Section 5.16 of the Disclosure Schedule, SFX has not received any notice asserting any non-compliance by it in connection with the business or operation of the Station with any applicable statute, rule or regulation, federal, state or local. Neither SFX nor the Station is in default with respect to any judgment, order, injunction or decree of any court, administrative agency or other Governmental Authority or any other tribunal duly authorized to resolve disputes in any respect material to the transactions contemplated hereby. SFX and the Station are in compliance in all material respects with all laws, regulations and governmental orders applicable to the conduct of the business and operations of the Station, the failure to comply with which would have a material adverse effect on the business, operations or financial condition of the Station, and the present use of the Contributed Assets do not violate any of such laws, regulations or orders (other than immaterial violations).

                      SECTION 6.17  Employee Benefit Plans.  Section 5.17
of the Disclosure Schedule contains a true and complete list as of the date of this Agreement of all employee benefit plans applicable to the employees at the Station. The Station does not maintain any other employee benefit plan as the term is defined in Section 3 of the Employee Retirement Income Security Act of 1984, as amended, applicable to the employees of the Station.

                      SECTION 6.18 Accuracy of Information. No written statements made by SFX herein and no information provided by SFX herein or in the documents, instruments or other written communications made or delivered directly by SFX to the Company covering the contribution of the Contributed Assets contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading, and there is no fact known to SFX which relates to any information contained in any such written document, instrument or communications which SFX has not disclosed to the Company in writing which materially affects adversely the Station or the Contributed Assets.


                                  ARTICLE VII

                             CONDITIONS TO CLOSING

                      SECTION 7.1 SFX's Condition to Closing. The obligations of SFX hereunder are, at SFX's option, subject to satisfaction, on the Closing Date, of each of the following conditions:

                      a. The representations and warranties of the Company set forth in Article IV hereof being true and correct in all material respects on the Closing Date.

                      b. The consummation of all of the transactions contemplated by the Purchase and Sale Agreement shall have occurred or shall occur contemporaneously with the Closing of the transactions contemplated by this Agreement.

                      c. The FCC Consents shall have become a Final Order.

                      SECTION 7.2 The Company's Conditions to Closing. The obligations of the Company hereunder are, at the Company's option, subject to satisfaction, on the Closing Date, of each of the following conditions:

                      a. The representations and warranties of SFX set forth in Article VI hereof are true and correct in all material respects; and

                      b. SFX shall have delivered the Contributed Assets to the Company, free and clear of any and all liens and encumbrances.

                                  ARTICLE VIII

                      DOCUMENTS TO BE DELIVERED AT CLOSING

                      SECTION 8.1 SFX's Documents. At the Closing, SFX shall deliver to the Company the following:

                      (a) With respect to the Contributed Assets, SFX shall deliver an assignment and assumption agreement to effect the assignment of the Contributed Assets to the Company, free and clear of any and all Liens other than Permitted Liens.

                      (b) Certified resolutions of the Board of Directors of SFX approving the execution and delivery of this Agreement;

                      (c) Governmental certificates showing that SFX is in good standing in the Commonwealth of Virginia dated not more than five (5) days before the Closing Date;

                      (d) Articles of Incorporation and Bylaws of SFX certified by the secretary of SFX as of the Closing Date; and

                      (e) Such additional information and materials as the Company shall have reasonably requested.

                      SECTION 8.2 The Company's Documents. At the Closing, the Company shall deliver or cause to be delivered to SFX the following:

                      (a) An assumption agreement assuming all of the liabilities and obligations relating to the Contributed
Assets, effective as of the Closing Date.

                      (b) Governmental certificates from the Commonwealth of Virginia showing that the Company is duly organized and in good standing in the Commonwealth of Virginia dated not more than five (5) days before the Closing Date;

                      (c) Certified resolutions of each of the members of the Company approving the execution and delivery of this Agreement and each of the other documents and agreements referred to herein and authorizing the consummation of the transactions contemplated hereby and thereby;

                      (d) Articles of Organization and the Amended Operating Agreement certified by the manager of the Company as of the Closing Date; and

                      (e) Such additional information and materials as SFX shall have reasonably requested.


                                   ARTICLE IX

                                OTHER PROVISIONS

                      SECTION 9.1  Severability.  If any part or any
provision of this Agreement shall be invalid or unenforceable under applicable law, said part or provisions shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Agreement which shall be construed as if such invalid parts or provisions had not been inserted, and such invalid or unenforceable provisions shall become and be immediately amended and reformed to include only the portions thereof as are enforceable by the court or such other body having jurisdiction of this Agreement; and the parties agree that such portions as so amended and reformed shall be valid and binding as though any wholly invalid or unenforceable portion had not been included herein.

                      SECTION 9.2 Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may voluntarily or involuntarily assign its interest under this Agreement without the prior written consent of the other party; provided, the Liberty Entities shall have the right, subject to applicable FCC requirements, to assign any and all of their respective rights in this Agreement or any of the Contributed Assets to any of their affiliates without the prior written consent of the Company so long as SFX, on the Closing Date, shall contribute the Contributed Assets to the Company as contemplated in this Agreement.

                      SECTION 9.3  Entire Agreement.  This Agreement and
the Schedules hereto embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for in this Agreement other than the Master Agreement. No amendment, waiver of compliance with any provision or condition hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, change, extension or discharge is sought.

                      SECTION 9.4 Headings. The headings set forth in this Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

                      SECTION 9.5 Governing Law. The construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Virginia without giving effect to the choice of law provisions thereof.

                      SECTION 9.6 Notices. Any notice, demand or request required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly delivered and received on the date of personal delivery or on the date of receipt, if mailed by registered or certified mail, postage prepaid and return receipt requested, or on the date of a stamped receipt, if sent by an overnight delivery service, and shall be addressed to the following addresses, or to such other address as any party may request:

              To the                    SFX Broadcasting, Inc.
              Liberty                   150 East 58th Street
              Entities                  New York, NY  10155
              or SFX:                   Attn: Howard Tytel

              To the                    ABS Communications, L.L.C.
              Company:                  300 Arboretum Place
                                        Suite 590
                                        Richmond, VA 23236
                                        Attn: Kenneth A. Brown

                      SECTION 9.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together shall constitute one and the same instrument.

                      SECTION 9.8  Survival of Representations and
Warranties; Indemnification. The survival period of the representations and warranties set forth in this Agreement and the indemnification obligations of SFX under this Agreement shall be set forth in, and controlled by, the Master Agreement.

                      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.



                            ABS COMMUNICATIONS, L.L.C.



                            By: /s/ Ken A. Brown
                               -----------------------------------
                               Name: Ken A. Brown
                               Title:



                            LIBERTY ACQUISITION SUBSIDIARY
                              CORPORATION



                            By: /s/ Howard J. Tytel
                               ------------------------------------
                               Name:  Howard J. Tytel
                               Title: Executive Vice President



                            LIBERTY BROADCASTING OF MARYLAND, II
                              INCORPORATED



                            By: /s/ Howard J. Tytel
                               ------------------------------------
                               Name:  Howard J. Tytel
                               Title: Executive Vice President



                            SFX BROADCASTING, INC.



                            By: /s/ Howard J. Tytel
                               -------------------------------------
                               Name:  Howard J. Tytel
                               Title: Executive Vice President